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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: February 28, 2001

                          ACT Teleconferencing, Inc.
            (Exact name of registrant as specified in its charter)

      Colorado                     0-27560                     84-1132665
(State of Incorporation)      (Commission File No.)  (IRS Employer Identification No.)

1658 Cole Boulevard, Suite 130, Golden, Colorado                  80401
(Address of principal executive offices)                        Zip Code


                                (303) 235-9000
                        (Registrant's telephone number)

Item 9.  Regulation FD Disclosure

       Under Regulation FD, ACT Teleconferencing, Inc. is filing this Form 8-K regarding its fourth quarter and year-end 2000 financial information. Its press release dated February 22, 2001 is attached to this Form 8-K.


                                   Exhibits
                                   --------

No.    Description
---    -----------

99.1   Press release dated February 22, 2001.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ACT Teleconferencing, Inc.
                                            (Registrant)



Date: February 28, 2001         ---------------------------------------
                                      By:/s/ Gavin Thomson
                                      Gavin Thomson
                                      Chief Financial Officer



                                 Exhibit Index
                                 -------------

No.   Description
---   -----------
(All exhibits are filed electronically)

99.1  Press release dated February 22, 2001.

                                       2